UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 4, 2004
                Date of Report (Date of earliest event reported):


                          Commission File Number 0-6694
                              ____________________

                            MEXCO ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              ____________________

            COLORADO                                            84-0627918
            --------                                            ----------
(State or other jurisdiction of)                             (I.R.S. Employer
                                                            Identification No.)

                              ____________________

                   214 W. Texas, Suite 1101, Midland, TX 79701
                   -------------------------------------------
                    (Address of principal executive offices)

                                  432-682-1119
                                  ------------
                (Issuer's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

Royalty Purchase

     On August 4, 2004, Mexco Energy Corporation issued a news release to announce that the Company purchased for $500,000 partially developed royalty interests in Freestone County, Texas. These properties, operated by XTO and Anadarko Energy, Inc., contain 31 producing wells and an additional seven (7) permitted and/or drilling wells in the Cotton Valley formation. This acreage contains approximately 19 potential undrilled locations on 40 acre spacing. This purchase furthers the primary goal of the Company acquiring natural gas reserves. Previous acquisitions of partially developed royalty interests generally have provided high yield and high quality reserves at favorable fixed costs to the Company. As of March 31, 2004, approximately 17% of the Company's revenues were from royalty interests.

     Copy of the news release is filed as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The following exhibit is filed as part of this Current Report of Form 8-K:

     Exhibit Number and Description

     99.1 News Release dated August 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEXCO ENERGY CORPORATION

Date:  August 4, 2004
                                             By: /s/ Tamala L. McComic
                                                 ----------------------------
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer